UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 31, 2014

Moody National REIT I, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-179521	26-1812865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Property Acquisition

On March 31, 2014, Moody National REIT I, Inc. (the “Company”) entered into an Agreement of Purchase and Sale (the “Purchase Agreement”) with Moody National RI Grapevine S, LLC, an affiliate of the Company (the “Fee Owner”), Moody National RI Grapevine MT, LLC, an affiliate of the Company (the “Master Tenant”), and Moody National Management, LP, the sole owner of the Master Tenant and an affiliate of the Company (the “Interest Owner,” and collectively with the Fee Owner and the Master Tenant, the “Sellers”), relating to the acquisition of a Residence Inn hotel property located in Grapevine, Texas (the “Grapevine Hotel”) from the Sellers. On March 31, 2014, the Company assigned all of its rights and interests in and to the Purchase Agreement to Moody National 2020-Grapevine Holding, LLC, a wholly-owned subsidiary of the Company (“Moody Holding”).

On March 31, 2014, Moody Holding acquired from the Sellers (1) fee simple title to the Grapevine Hotel, (2) 100% of the membership interests in the Master Tenant (the “Membership Interests”), and (3) certain tangible and intangible personal property used in the operation of the Grapevine Hotel owned or leased by the Master Tenant (the “Personal Property”), for an aggregate purchase price of $20,500,000, excluding acquisition costs. The aggregate purchase price was allocated as follows: $20,350,000 was allocated to the Grapevine Hotel; $50,000 was allocated to the Membership Interests; and $100,000 was allocated to the Personal Property. The Company financed the purchase price for the Grapevine Hotel, the Membership Interests and the Personal Property with (1) proceeds from the Company’s ongoing public offering and (2) a mortgage loan secured by the Grapevine Hotel with an original principal amount of $13,250,000 (the “Property Loan”) from Ladder Capital Finance, LLC (the “Lender”). See Item 2.03 of this Current Report on Form 8-K for an additional discussion of the Property Loan. In connection with the acquisition of the Grapevine Hotel, the Company’s advisor earned an acquisition fee of $307,500 and a debt financing fee of $132,500.

The 133-suite Grapevine Hotel was built in 2007. The Grapevine Hotel is located in Grapevine, TX, which is in the center of the Dallas/Fort Worth Metroplex and in close proximity to Dallas/Fort Worth International Airport (DFW), from which it receives business travel demand. DFW is one of the busiest airport in the world, servicing over 165,000 passengers a day, according to information provided by the Dallas/Fort Worth International Airport.

Management and Leasing of the Property

The Master Tenant leases the Grapevine Hotel from Moody Holding pursuant to an Amended and Restated Master Lease Agreement between Master Tenant and Moody Holding (the “Hotel Lease”). The Hotel Lease provides for a ten-year lease term, subject to one-year extensions in certain circumstances; provided, however, that Moody Holding may terminate the Hotel Lease upon 45 days prior written notice to the Master Tenant in the event that Moody Holding contracts to sell the Grapevine Hotel to a non-affiliated entity, effective upon the consummation of such a sale of the Grapevine Hotel. Pursuant to the Hotel Lease, Master Tenant will pay an annual base rent of $1,950,000 per year for the first five years of the term of the Hotel Lease. The annual base rent paid by Master Tenant will be adjusted as set forth in the Hotel Lease beginning in year six of the lease term. In addition, Master Tenant will pay an annual percentage rent, to the extent that such percentage rent is greater than the base rent due for such period, in an amount equal to (1) a fixed percentage of the Grapevine Hotel’s gross revenues for the previous year, minus (2) the amount of the annual base rent paid for the previous year. The annual percentage rent will be adjusted as set forth in the Hotel Lease beginning in year six of the lease term.

The Master Tenant is party to a Relicensing Franchise Agreement (as amended, the “Franchise Agreement”) with Marriott International, Inc. (“Marriott”) pursuant to which Marriott has granted Master Tenant a limited, non-exclusive license to establish and operate a hotel under the name “Residence Inn®.” The Franchise Agreement has a twenty year term which commenced in January 2007, subject to earlier termination pursuant to the terms of the Franchise Agreement. Pursuant to the Franchise Agreement, the Master Tenant pays Marriott a monthly royalty fee equal to five percent (5%) of the Grapevine Hotel’s Gross Rooms Revenue (as defined in the Franchise Agreement) and a monthly marketing fund contribution equal to two and one-half percent (2.5%) of the Grapevine Hotel’s Gross Rooms Revenue. The Company and Brett C. Moody, the Company’s Chief Executive Officer, President and Chairman of the Board, have agreed to jointly and severally guarantee the payment and performance of all of the Master Tenant’s obligations under the Franchise Agreement.

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Moody National Hospitality Management, LLC, an affiliate of the Company (the “Property Manager”), manages the Grapevine Hotel pursuant to an Amended and Restated Hotel Management Agreement between Property Manager and Master Tenant (the “Management Agreement”). Pursuant to the Management Agreement, the Master Tenant will pay the Property Manager a monthly base management fee in an amount equal to 3.0% of the Grapevine Hotel’s gross operating revenues (as defined in the Management Agreement) for the previous month. Each month during the term of the Management Agreement and for one month following the termination of the Management Agreement, the Property Manager will receive a $2,500 fee for providing centralized accounting services, which accounting services fee will be subject to annual increases based upon increases in the consumer price index. The Property Manager will also receive a monthly fee of $1,200 for revenue management services. In addition, the Property Manager is eligible to receive additional fees for technical, procurement or other services provided by the Property Manager at the request of the Master Tenant. The Management Agreement has an initial ten-year term, and thereafter will automatically renew for four consecutive five-year terms unless Property Manager or Master Tenant provides written notice of termination at least 180 days prior to the end of the then-current term. Master Tenant may terminate the Management Agreement upon (1) a material breach, default, or noncompliance by Property Manager under the Management Agreement, (2) the operation of the Grapevine Hotel by the Property Manager in such a manner as to cause Marriott to require the removal of the Property Manager as the operator of the Grapevine Hotel or to give notice to the Master Tenant of its intent to terminate the Franchise Agreement, or (3) the Property Manager’s bankruptcy, dissolution, insolvency or liquidation or general assignment for the benefit of creditors, subject to cure provisions as described in the Management Agreement. In the event that Master Tenant terminates the Management Agreement for any reason other than Property Manager’s default or bankruptcy, the Master Tenant will pay the Property Manager a termination fee equal to the base management fee estimated to be earned by Property Manager for the remaining term of the Management Agreement, as adjusted for inflation and other factors. Notwithstanding the foregoing, so long as the Property Loan remains outstanding, the Master Tenant may terminate the Management Agreement at any time upon 30 days prior notice with or without cause, and no termination fee will be paid in connection with such termination.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement

In connection with the acquisition of the Grapevine Hotel, Moody Holding borrowed $13,250,000 from the Lender pursuant to the Loan Agreement by and between Moody Holding and Lender (the “Loan Agreement”). The Property Loan is evidenced by a Promissory Note made by Moody Holding in favor of Lender (the “Note”).

The entire unpaid principal balance of the Property Loan and all accrued and unpaid interest thereon and all other amounts due under the Loan Agreement and the related loan documents are due and payable in full on April 6, 2024 (the “Maturity Date”). Interest on the outstanding principal balance of the Property Loan accrues at a per annum rate equal to 5.25%. In the event that, and so long as, any event of default has occurred and is continuing under the Property Loan, the outstanding principal balance of the Property Loan and any unpaid interest thereon will bear interest at a per annum rate equal to the lesser of (1) the highest interest rate permitted by applicable law and (2) 10.25%. In addition, in the event that any principal, interest or any other amount due under the Property Loan is not paid when due, Moody Holding will pay upon demand by the Lender a late charge in an amount equal to the lesser of (1) 5.0% of the amount of the overdue payment and (2) the maximum amount payable pursuant to applicable law. Moody Holding may, upon at least 30 days prior written notice to the Lender, prepay the outstanding principle balance, plus all accrued interest and other amounts due, in full (but not in part) without payment of any penalty or premium on any business day following the date that is three months prior to the Maturity Date. Any other voluntary prepayment of the Property Loan will be subject to a prepayment penalty calculated in accordance with the Loan Agreement.

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The performance of the obligations of Moody Holding under the Property Loan are secured by, among other things, (1) a security interest in the Grapevine Hotel and other collateral granted to Lender by Moody Holding pursuant to a Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Deed of Trust”), (2) the subordination in all respects of the Hotel Lease and all of the rights of Master Tenant under the Hotel Lease to the terms and conditions of the Loan Agreement, the Deed of Trust and the other loan documents and the liens created by the Deed of Trust and the other loan documents in favor of Lender, pursuant to a Master Lease Subordination and Attornment Agreement, and (3) an assignment of all of Moody Holding’s right, title and interest in and to the Management Agreement and the subordination of all of Property Manager’s right to receive management fees and other rights and interests with respect to the Grapevine Hotel to the liens and interests of the Lender pursuant to an Assignment of Management Agreement and Subordination of Management Fees.

Brett C. Moody has agreed to irrevocably and unconditionally guarantee the payment to the Lender and its successors and assigns of, and to indemnify the Lender from and against, any and all liabilities, losses, damages, costs and expenses, claims and judgments, of any kind, which may be imposed upon or incurred by the Lender as a result of, among other events: (1) the breach of any representation, warranty, covenant or indemnification provision in the Environmental Indemnity (defined below), the Deed of Trust or any other loan document concerning environmental laws or hazardous materials, (2) material physical waste of the Grapevine Hotel, (3) the commission of a criminal act by Moody Holdings, Master Tenant or Mr. Moody, (4) any action by Moody Holdings, Master Tenant or Mr. Moody that constitutes intentional material misrepresentation or gross negligence, (5) the breach of certain representations and provisions of the Loan Agreement and other loan documents, and (6) the amendment or modification of the Master Lease or the termination, surrender or cancellation of the Franchise Agreement by Master Tenant without Lender’s prior written consent. In addition, Mr. Moody has agreed that Moody Holding’s obligations with respect to the Property Loan will become fully recourse to Mr. Moody as guarantor in the event that, among other things, (1) the first monthly payment due under the Note is not paid in full when due, (2) Moody Holdings, Master Tenant, Mr. Moody or any of their affiliates engages in any action constituting fraud or willful misconduct in connection with the Grapevine Hotel or the Property Loan, (3) the termination, cancellation, or surrender of the Master Lease without Lender’s prior written consent, (4) Moody Holdings or Master Tenant fails to obtain the Lender’s prior consent to any voluntary lien encumbering the Grapevine Hotel or any portion thereof or interest therein, except to the extent expressly permitted by Loan Agreement, or (5) Moody Holdings or Master Tenant files a voluntary petition under any federal, state or local bankruptcy or insolvency law, consents to or joins any involuntary petition filed by any other person under any other federal, state, local bankruptcy or insolvency law, or makes an assignment for the benefit of creditors.

Pursuant to an Environmental Indemnity Agreement (the “Environmental Indemnity”), Moody Holdings and Mr. Moody (collectively, the “Indemnitors”) have agreed to jointly and severally indemnify and hold harmless the Lender and its officers, directors, employees and agents, from and against any losses, damages, costs, claims, suits or other liabilities of any nature that the Lender may suffer or incur as a result of, among other things, (1) any presence of any hazardous substances at the Grapevine Hotel or release of hazardous substances from the Grapevine Hotel, (2) any activity by the Indemnitors or their respective affiliates or any tenant or occupant of the Grapevine Hotel in connection with any treatment, storage, release, removal, handling, transfer or transportation to or from the Grapevine Hotel of any hazardous substances, (3) any non-compliance or violations of any environmental laws or permits in connection with the Grapevine Hotel or its operations, and (4) any breach by the Indemntitors of any representation, warranty, covenant or other obligation relating to environmental laws or hazardous substances under the Environmental Indemnity, the Loan Agreement or any other loan document.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: April 4, 2014	By:	/s/ Brett C. Moody
Brett C. Moody Chief Executive Officer and President

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